UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2026

Vertical Data Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-56812	99-2841705
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive, Suite 300

Las Vegas, Nevada 89135

(Address of Principal Executive Offices)

(888) 462-3453

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.0001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities

The disclosure required by this Item 3.02 is included in Item 5.02 of this Current Report on Form 8-K and is incorporated herein by reference. Based in part upon the representations of the applicable officers and directors of Vertical Data Inc. (the “Company”), the offering and issuance of the RSUs (as defined below), was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, or Rule 506(b) of Regulation D promulgated thereunder, and/or Rule 701 promulgated thereunder and applicable state securities laws.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e) _

On September 16, 2026, the Board of Directors (the “Board”) of the Company granted an aggregate of 188,222 restricted stock units (“RSUs”) to certain of its officers and directors as follows: (i) Deven Soni, the Company’s Chairman of the Board, President and Chief Executive Officer was granted 81,118 RSUs (target grant value of $383,689); (ii) Christopher Creatura, the Company’s Chief Credit Officer was granted 43,680 RSUs (target grant value of $206,606); (iii) David Hackett, a member of the Board, was granted 31,712 RSUs (target grant value of $150,000); and (iv) Jaime Leverton, a member of the Board, was granted 31,712 RSUs (target grant value of $150,000).

The RSUs were granted under the Vertical Data Inc. 2024 Incentive Plan in consideration of services rendered to the Company during the period July 1, 2025 through June 30, 2026. Each RSU represents the right to receive one share of the Company’s common stock, par value $0.0001 per share (the “common stock”), settles solely in shares of common stock on a one-for-one basis and may not be settled in cash. The RSUs were 100% vested as of the grant date and are not subject to any continued-service requirement, forfeiture condition or repurchase right by the Company.

The RSUs were granted at no cash cost to each recipient. The number of RSUs was determined by dividing the target grant value approved by the Board by $4.73, the 30-calendar-day volume-weighted average price of the common stock as reported by OTC Markets for the period ended September 15, 2026, rounded to the nearest whole unit.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 17, 2026, the Company held its 2026 annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the Company’s stockholders approved the Amended and Restated Bylaws of the Company in the form attached as Appendix A to, and as described in, the Definitive Proxy Statement. The Company believes that the adoption of the Amended and Restated Bylaws is in the best interest of the Company and its stockholders as the Amended and Restated Bylaws represent current best practices and are more appropriate than the Company’s former bylaws for a company whose shares of common stock are listed on a national securities exchange. The Company has previously, publicly stated that uplisting its shares of common stock to a national securities exchange from the OTCQB® Venture Market is a primary near-term objective.

On September 17, 2026, the Company’s stockholders also approved at the Annual Meeting an amendment (the “Certificate of Amendment”) to the Articles of Incorporation of the Company in substantially the form attached as Appendix B to, and as described in, the Definitive Proxy Statement. As a result of the approval of the Certificate of Amendment, the Company filed the Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada (the “Certificate of Amendment”), which will be effective upon the filing and acceptance by the Secretary of State of the State of Nevada. The Certificate of Amendment provides for an increase to the total number of the Company’s authorized shares by 10,000,000 that were designated entirely as shares of preferred stock, par value $0.0001 per share. The Company’s Articles of Incorporation, as amended by the Certificate of Amendment, provides for an aggregate of 110,000,000 authorized shares with a par value of $0.0001 per share, consisting of: 100,000,000 authorized shares of common stock, par value $0.0001 per share, and 10,000,000 authorized shares of preferred stock, par value $0.0001 per share. The Certificate of Amendment also includes a provision regarding (i) indemnification for the Company’s directors, officers, agents, and employees against certain expenses, liabilities, and losses reasonably incurred in connection with the provision of certain services to the Company; (ii) a provision stating that the Company’s bylaws may only be altered, amended, or repealed by an affirmative vote of a majority of the directors, and (iii) an update to the corporate purpose of the Company, which is all lawful activities permitted under Nevada law.

The foregoing descriptions of the Amended and Restated Bylaws and the Certificate of Amendment are summaries only and are qualified in their entirety by reference to the full text of the Amended and Restated Bylaws and the Certificate of Amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein. An amendment to this Current Report on Form 8-K will be filed to include the copy of the Certificate of Amendment filed with, and accepted by, the Secretary of State of the State of Nevada.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 17, 2026, the Company’s stockholders voted at the Annual Meeting on the five (5) proposals described below. These matters and the final results for each of the five (5) proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. These proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on September 2, 2026. As of July 28, 2026, the record date for the Annual Meeting, there were 13,645,342 shares of common stock outstanding and entitled to vote.

At the Annual Meeting, the Company’s stockholders voted on five (5) proposals and cast their votes as set forth below.

Proposal 1 – Election of Directors

The Company’s stockholders elected the persons listed below as members of the Company’s Board of Directors, to serve until the Company’s 2027 Annual Meeting of Stockholders and until their respective successor are duly elected and qualified (or until their earlier death, resignation of removal). The results of the voting for this approved proposal were as follows:

Name of Director	Votes For	Withheld	Broker Non-Votes
Deven Soni	8,110,155	500	1,808,407
David Hackett	8,110,155	500	1,808,407
Jaime Leverton	8,110,155	500	1,808,407

Proposal 2 — Ratification of the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Simon & Edward LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2026. The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,110,655	0	0	Not applicable.

Proposal 3 — Approval of the Amended and Restated Bylaws of Vertical Data Inc.

The Company’s stockholders approved the Amended and Restated Bylaws as described in the Definitive Proxy Statement. The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,110,055	500	0	1,808,407

Proposal 4 — Approval of the Certificate of Amendment to the Articles of Incorporation of Vertical Data Inc.

The Company’s stockholders approved the Certificate of Amendment to the Articles of Incorporation of Vertical Data Inc. as described in the Definitive Proxy Statement. The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,110,655	500	100	1,808,407

Proposal 5 — Approval of Adjournment of the Annual Meeting.

The Company’s stockholders approved a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of Proposal 3 and Proposal 4. The results of the voting for this approved Proposal 5 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,109,355	500	0	1,808,407

Notwithstanding the approval of this Proposal 5, because both Proposal 3 and Proposal 4 received the requisite votes for approval at the Annual Meeting as convened, it was not necessary for the Company to adjourn the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Vertical Data Inc.
3.2	Certificate of Amendment to the Articles of Incorporation of Vertical Data Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2026

VERTICAL DATA INC.

	By:	/s/ Deven Soni
	Name:	Deven Soni
	Title:	Chairman and Chief Executive Officer